CULLEN VALUE FUND

Retail Class	Class I	Class C

CVLEX	CVLVX	CVLFX

SUMMARY PROSPECTUS

October 29, 2012

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus and statement of additional information, each dated October 29, 2012 are incorporated by reference into this Summary Prospectus. All this information may be obtained at no cost either: online at www.cullenfunds.com or by calling Cullen Funds at 1-877-485-8586.

YOUR INVESTMENT

Summary Information

Cullen Value Fund

Investment Objective

The Cullen Value Fund (the “Value Fund”) seeks long-term capital appreciation and current income. Capital appreciation is a primary objective and current income is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Value Fund.

Shareholder Fees (fees paid directly from your investment):

	Retail Class	Class C	Class I
Redemption Fee (as a percentage of amount
redeemed)[a]	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Retail Class	Class C	Class I
Management Fee	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[b]	0.56%	0.56%	0.56%
Acquired Fund Fees & Expenses	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses[c]	1.84%	2.59%	1.59%
Less Expense Reduction/Reimbursement[d]	-0.81%	-0.81%	-0.81%
Net Annual Fund Operating Expenses	1.03%	1.78%	0.78%

[a]	You will be charged a 2% redemption fee if you redeem or exchange shares of the Value Fund within seven (7) days of purchase.
[b]	Other expenses are based on estimated amounts.
[c]	Does not include Acquired Fund Fees and Expenses.
[d]

Cullen Capital Management LLC (the “Adviser”) has contractually agreed to limit the Net Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses (“AFFE”), interest, taxes, and extraordinary expenses) to not more than 1.00% for Retail Class shares, 1.75% for Class C shares and 0.75% for Class I shares of the Value Fund, through October 31, 2013. The Adviser may, due to a recapture provision of the written fee waiver and expense reimbursement agreement, recapture any expenses or fees it has reduced or reimbursed within a three-year period from the date of reimbursement, provided that recapture does not cause the Value Fund to exceed existing expense limitations. The Agreement to limit the Net Annual Operating Expenses may not be terminated by either the Fund or the Adviser prior to its termination date.

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Expense Example

This example is intended to help you compare the cost of investing in the Value Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that the Value Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years*	5 Years	10 Years*
Retail Class	$105	$500	$ 920	$2,092
Class C	$181	$729	$1,303	$2,864
Class I	$ 80	$422	$ 789	$1,821

*

The Expense Example amounts reflect the expense waiver and reimbursement agreement in effect through October 31, 2013. Thus, the 3 year example reflects the expense waiver and reimbursement only for the first year.

Portfolio Turnover

The Value Fund pays transaction costs, such as commissions, when it buys and sells securities (“portfolio turnover”). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Value Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Value Fund’s performance. The Value Fund commenced operations on September 4, 2012, accordingly, no portfolio turnover information is available.

Principal Investment Strategies

The Value Fund invests, under normal circumstances, at least 80% of its net assets in common stocks of companies across all market capitalizations.

The Value Fund invests roughly the same amount in each stock in the portfolio at the time of original purchase, although the portfolio is not systematically rebalanced. This approach avoids the overweighting of any individual security being purchased. The Adviser may sell portfolio stocks when they are no longer attractive based on their growth potential, dividend yield or price.

The Value Fund may invest up to 30% of its assets in foreign securities, including up to 10% of its assets in securities of emerging market issuers. These investments are generally made in American Depositary Receipts (“ADRs”), which trade on U.S. exchanges. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts.

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The Value Fund generally invests substantially all of its assets in common stocks and ADRs but can invest in other equity securities, which can include convertible debt, exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights, equity interests in real estate investment trusts (REITs), equity interests in master limited partnerships (MLPs), and preferred stocks.

The Fund will not engage in derivatives except to the extent that the writing of covered call options is deemed to involve derivatives.

Principal Risks

Like all investments, investing in the Value Fund involves risks, including the risk that you may lose part or all of the money you invest.

General Stock Risks. The Fund may experience sudden, unpredictable declines in value, as well as periods of poor performance through its investments in the stock market. Periods of poor performance and declines in value of the Value Fund’s underlying equity investments can be caused, and also be further prolonged, by other factors confronting the global economy such as declining consumer and business confidence, malfunctioning credit markets, increased unemployment, reduced levels of capital expenditures, fluctuating commodity prices, bankruptcies, and other circumstances, all of which can individually and collectively have direct effects on the valuation and/or earnings power of the companies in which the Fund invests. Stock markets worldwide have experienced significant volatility in recent periods as a result of market participants reacting to economic data and market indicators that have contradicted previous assumptions and estimates. At times, these reactions have created scenarios where investors and traders have redeemed their investments/holdings en masse thereby creating additional and often significant downward price pressure than might be experienced in less volatile periods. Market participants’ views on the valuation and/or earnings power of a company and the overall state of the economy can cause similar significant short-term and long-term volatility in the value of the Value Fund’s shares. As a result, you could lose money investing in the Value Fund.

Small- and Medium-Capitalization Companies Risk. The Value Fund may invest in the stocks of small- and medium-capitalization companies. Small- and medium-capitalization companies often have narrower markets and limited managerial and financial resources compared to those of larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business reversals, which could increase the volatility of the Value Fund’s portfolio.

Value Style Investing Risk. Different types of equity investment strategies tend to shift in and out of favor depending on market and economic conditions, and the performance resulting from the Value Fund’s “value” investment style may sometimes be lower than that of equity funds following other styles of investment.

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Foreign Securities Risk. Foreign investments involve additional risks, which include currency exchange-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. More specific risks include:

  future political and economic developments,

  the position of foreign withholding taxes on dividend and interest income payable on the securities,

  the possible establishment of exchange controls,

  the possible seizure or nationalization of foreign investments, and the adoption of other foreign governmental restrictions which might adversely affect the payment of amounts due with respect to such securities.

You may lose money by investing in the Value Fund if any of the following occur:

  foreign stock markets decline in value,

  the Value Fund has difficulty selling smaller capitalization or emerging market stocks during a market due to lower liquidity,

  the value of a foreign currency declines relative to the U.S. dollar, or political, social or economic instability in a foreign country causes the value of the Value Fund’s investments to decline.

All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies. ADRs are subject to the risks of foreign investments and may not always track the price of the underlying foreign security. Even when denominated in U.S. currency, the depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. There can be no assurance that the price of the depositary receipt will always track the price of the underlying foreign security.

Market Disruptions Risk; Sovereign Debt Crises Risks. Beginning in 2008 and continuing through much of 2009 and 2010, the global financial markets underwent pervasive and fundamental disruptions, resulting in substantial declines in valuation and liquidity in the global capital markets.  This global market turmoil, combined with a global reduction in the availability of credit, has led to an increased level of commercial and consumer delinquencies and contributed to a lack of consumer confidence, increased market volatility and reduction of business activity generally.  The resulting economic pressure on consumers and lack of confidence in the financial markets also adversely affected the equity markets. Consumer and business confidence remains fragile and subject to possible reversal for a variety of reasons, including high and growing debt levels by many consumers, business institutions and governments in the United States, certain countries in Europe and elsewhere around the world, and

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continued weakness in global job markets.  The securities of the United States, as well as several countries across Europe and Asia, have recently been, or are at risk of being, downgraded, and sovereign debt crises have persisted in certain countries in those regions.  These events and circumstances could result in further market disruptions that could adversely affect financial markets on a global basis.

Government Intervention Risk.  The global financial markets have in the past few years gone through pervasive and fundamental disruptions which have led to extensive and unprecedented governmental intervention.  Such intervention has in certain cases been implemented on an “emergency” basis, suddenly and substantially eliminating market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions.  In addition, these interventions have typically been unclear in scope and application, resulting in confusion and uncertainty which in itself has been materially detrimental to the efficient functioning of the markets as well as previously successful investment strategies.

In response to the recent financial crises, the Obama Administration and the U.S. Congress proposed sweeping reform of the U.S. financial regulatory system. After over a year of debate, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) became law in July 2010. Because many provisions of the Dodd-Frank Act require rulemaking by the applicable regulators before becoming fully effective and the Dodd-Frank Act mandates multiple agency reports and studies (which could result in additional legislative or regulatory action), it is difficult to predict the impact of the Dodd-Frank Act on the Fund, the Adviser and the markets in which they trade and invest. The Dodd-Frank Act could result in certain investment strategies in which the Fund engages or may have otherwise engaged becoming non-viable or non-economic to implement.

Performance Information

The returns presented below reflect the performance of Pioneer Cullen Value Fund, a series of the Pioneer Series Trust III (the “Pioneer Trust”), and its predecessor fund, the Cullen Value Fund, a previously existing series of the Cullen Funds Trust (the Pioneer Cullen Value Fund and its predecessor fund, the Cullen Value Fund, being collectively referred to herein as the “Predecessor Fund”) through September 30, 2012. The following is a summary of the history of the Predecessor Fund:

•	July 1, 2000: The Cullen Funds Trust launches a series called the Cullen Value Fund. The Cullen Value Fund is advised by the Adviser.
•	February 25, 2005: Pursuant to an agreement and plan of reorganization, the Cullen Value Fund is reorganized as the Pioneer Cullen Value Fund, a series of the Pioneer Trust Series III (the “Pioneer Trust”). Pioneer Investment Management, Inc. (“Pioneer”) serves as the investment adviser to the Pioneer Cullen Value Fund and the Adviser is retained as a sub-adviser to the Pioneer Cullen Value Fund.

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•	July 31, 2012: The sub-advisory agreement between the Adviser and Pioneer is terminated, with Pioneer remaining as the sole adviser of the Pioneer Cullen Value Fund. The Pioneer Cullen Value Fund is renamed the Pioneer Fundamental Value Fund.
•	James P. Cullen, John C. Gould and Brooks H. Cullen have had primary responsibility for the day-to-day management of the Pioneer Cullen Value Fund through July 31, 2012.

Since the Predecessor Fund’s launch on March 25, 2000, the Adviser has been the sole investment advisory firm with day-to-day investment management responsibility for the portfolio of the Predecessor Fund, and the Adviser is the sole investment adviser to the Value Fund.

The Predecessor Fund had virtually identical investment objectives, strategies and policies through July 31, 2012 as the Value Fund. The individuals who had primary responsibility for the day-to-day management of the Predecessor Fund until July 31, 2012 have primary responsibility for the day-to-day management of the Value Fund. Accordingly, the Value Fund has determined to include in this Prospectus the performance of the Predecessor Fund.

The following performance information indicates some of the risks of investing in the shares of the Value Fund by showing the variability of the Predecessor Fund’s Class A shares (the class which, together with its predecessor share class, has the longest period of annual returns). The performance information reflects the deduction of applicable sales loads for the Predecessor Fund’s Class A shares. The Value Fund’s Retail Class and Class I have no such sales loads. The bar chart shows the total return of the Predecessor Fund by showing the changes in the Predecessor Fund’s performance from year to year (on a calendar year basis). The table shows the Predecessor Fund’s average annual total return over time compared with a broad-based market index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Predecessor Fund.

Remember, the Value Fund and the Predecessor Fund are two separate funds and the past performance of the Predecessor Fund, before and after taxes, is not necessarily an indication of how the Value Fund will perform in the future. Updated performance for the Value Fund will be available on a quarterly basis at www.cullenfunds.com.

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Year-by-Year Total Return through December 31, 2011 of the Predecessor Fund

The Predecessor Fund’s 2012 year-to-date total return as of July 31, 2012 was 7.28%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above) of the Predecessor Fund

	Return	Quarter/Year
Highest Return	19.12%	Q4/2003
Lowest Return	-18.48%	Q4/2008

Average Annual Total Returns as of December 31, 2011

Predecessor Fund, Class A (Retail)	1 Year	5 Years	10 years	Since Inception(1)
Returns before taxes	10.12%	-3.06%	5.09%	5.36%
Returns after taxes on distributions	-10.63%	-3.35%	4.78%	5.08%
Returns after taxes on distributions and sale of Fund shares	-6.58%	-2.67%	4.32%	4.60%

Predecessor Fund, Class Z (Institutional)
Returns before taxes	-4.30%	N/A	N/A	5.88%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%	0.61%

After-tax returns are shown for only the Class A shares of the Predecessor Fund. After-tax returns for other share classes will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred or tax-exempt arrangements such as 401(k) plans or IRAs.

(1)	The Predecessor Fund’s Class A Shares commenced operations on July 1, 2000 and the Class Z Shares commenced operations on November 8, 2008. Since Inception returns for the S&P 500® Index have been calculated using the inception date of the Class A Shares (July 1, 2000).

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Investment Adviser

Cullen Capital Management LLC serves as the Adviser to the Value Fund.

Portfolio Managers

James P. Cullen, the Adviser’s President and controlling member, has been co-portfolio manager of the Value Fund since it commenced on operations on September 4, 2012 and co-portfolio manager of the Predecessor Fund from March 25, 2000 to the inception of the Value Fund. He is also a founder of Schafer Cullen Capital Management, Inc., a registered investment adviser, and has been its President since December 1982.

John C. Gould has served as a co-portfolio manager of the Value Fund since it commenced operations on September 4, 2012 and co-portfolio manager of the Predecessor Fund from March 25, 2000 to the inception of the Value Fund. Mr. Gould has been the Executive Vice President of the Adviser since May 2000.

Brooks H. Cullen, the Adviser’s Vice President, has served as co-portfolio manager of the Value Fund since it commenced operations on September 4, 2012 and co-portfolio manager of the Predecessor Fund from March 25, 2000 to the inception of the Value Fund. Mr. Cullen has been a Vice President of the Adviser since May 2000.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Value Fund on days the New York Stock Exchange (NYSE) is open for trading by written request to the addresses below, by wire transfer, by telephone at 1-877-485-8586 or through any broker/dealer organization that has a sales agreement with the Value Fund’s distributor. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

Regular mail: Cullen Funds, P.O. Box 13584, Denver, Colorado 80201

Overnight mail: Cullen Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203

The Value Fund accepts investment in the following minimum amounts:

Share Class:	Initial	Additional

Retail Class-Regular Accounts	$1,000	$100

Retail Class-IRAs and UGMA/UTMA Accounts, Simple	$250	$50
IRA, SEP-IRA, 403(b)(7), Keogh, Pension Plan and Profit
Sharing Plan Accounts

Class C-Regular Accounts	$1,000	$100

Class C-IRAs and UGMA/UTMA Accounts, Simple IRA,	$250	$50
SEP-IRA, 403(b)(7), Keogh, Pension Plan and Profit
Sharing Plan Accounts

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  A registered investment advisor may aggregate all client accounts investing in Class I shares of the Value Fund to meet the investment minimum.

  If you use an Automatic Investment Plan (“AIP”) for a regular account for the Retail Class or Class C shares, the initial investment minimum to open an account is $50 and the additional investment minimum is $50.

  If you use an Automatic Investment Plan for a custodial or retirement plan account for the Retail Class or Class C shares, the initial investment minimum to open an account as well as the monthly additional investment amount is $25.

Tax Information

The Value Fund’s distributions to you are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).

Financial Intermediary Compensation

If you purchase the Value Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Value Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Cullen Funds
P.O. Box 13584
Denver, CO 80203
877-485-8586

http://www.cullenfunds.com.